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                                                                     EXHIBIT 4.1

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[DRS TECHNOLOGIES LOGO]

                                                                         SHARES
                             DRS TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ AND NEW YORK, NY

                                  COMMON STOCK

This Certifies that                                            CUSIP 23330X 10 0









is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                             DRS TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated:
                                                           [SEAL]

                                                           /s/ [ILLEGIBLE]
COUNTERSIGNED AND REGISTERED:
          MELLON INVESTOR SERVICES LLC                     CHAIRMAN OF THE BOARD, PRESIDENT
                        TRANSFER AGENT AND REGISTRAR            AND CHIEF EXECUTIVE OFFICER

 BY

     /s/ [ILLEGIBLE]                                       /s/ [ILLEGIBLE]

         AUTHORIZED OFFICER                                EXECUTIVE VICE PRESIDENT
                                                                      AND SECRETARY
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                             DRS TECHNOLOGIES, INC.

            The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the corporation or the transfer agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common                               UNIF GIFT MIN ACT-___________ Custodian __________
                                                                                (Cust)                (Minor)
TEN ENT - as tenants by the entireties                                          under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                                           Act ......................
          of survivorship and not as                                                        (State)
          tenants in common

                   Additional abbreviations may also be used though not in the above list

    For value received, ___________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------

---------------------------------------------- __________________________________________________________________

_________________________________________________________________________________________________________________
                      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

__________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated__________________________________


                               ___________________________________________________________________________________
                               NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                                        OR ENLARGEMENT OF ANY CHANGE WHATEVER.


Signatures(s) Guaranteed:

__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.
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